UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 16, 2015

IDI, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-158336	77-0688094
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2650 North Military Trail, Suite 300, Boca Raton, Florida		33431
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-757-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2015, the Board of Directors (the "Board") of IDI, Inc. (the "Company") appointed James P. Reilly as President of the Company, effective immediately.
Mr. Reilly, 41, presently serves as the President and Chief Operating Officer of two of the Company’s consolidated subsidiaries, IDI Holdings, LLC and Interactive Data, LLC, positions he has held since October 2014. From December 2013 through September 2014, Mr. Reilly served as Senior Vice President of TransUnion Risk and Alternative Data Solutions, Inc. ("TransUnion"). From August 2010 through its acquisition of substantially all of the assets by TransUnion in December 2013, Mr. Reilly served as Senior Vice President of TLO, LLC.

Pursuant to the terms of his employment agreement with The Best One, Inc., entered into on October 2, 2014, as amended, which was assumed by the Company in the Company’s merger transactions with The Best One, Inc. on March 21, 2015, the Company pays Mr. Reilly an annual salary of $200,000. The term of the employment agreement is through September 30, 2016. Mr. Reilly will not be entitled to additional compensation for serving as the Company’s President.

In addition, the Board appointed Michael Brauser, presently serving as a director of the Company, to serve as the Executive Chairman, effective immediately.

Further, on June 16, 2015, the Compensation Committee of the Board eliminated the payment of all cash compensation to non-employee directors. Upon joining the Board, non-employee directors will now receive 25,000 restricted stock units vesting over three years. In addition, members of the Audit Committee of the Board will receive an additional 5,000 restricted stock units vesting on the first anniversary of the date of grant, and the chairperson of the Audit Committee will receive an additional 5,000 restricted stock units vesting on the first anniversary of the date of grant.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Exhibit

10.1 Employment Agreement between James Reilly and The Best One, Inc., entered into on October 2, 2014, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDI, Inc.

June 22, 2015	By:	Derek Dubner

Name: Derek Dubner
Title: Co-Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement between James Reilly and The Best One, Inc., entered into on October 2, 2014, as amended.